News Release

October 5, 2022
SSR MINING ANNOUNCES POSITIVE EXPLORATION RESULTS FOR THE ÇAKMAKTEPE EXTENSION PROJECT (ARDICH), INCLUDING 28.3 METERS AT 8.23 G/T AU
DENVER – SSR Mining Inc. (NASDAQ/TSX: SSRM; ASX: SSR) (“SSR Mining” or the “Company”) is pleased to announce positive results from 151 diamond drill holes for the Çakmaktepe Extension (Ardich) for the period from May 2021 to June 2022. These results build upon, and are subsequent to, the Çakmaktepe Extension Mineral Reserves reported in the Çöpler Technical Report Summary (“TRS”) effective as of December 31, 2021, in which the Çakmaktepe Extension deposit contributed 1.2 million ounces of gold production to the Çöpler life of mine production profile beginning in 2023 for total development capital of $69 million. As outlined in the TRS, the Çakmaktepe Extension currently hosts 1.7 million ounces of Mineral Reserves, along with an additional 0.6 million ounces of Measured & Indicated Mineral Resources and 0.8 million ounces of Inferred Mineral Resources. Of the 151 diamond drill holes included in this news release, 34 were infill within the current Mineral Reserve pit, 82 targeted Mineral Reserve conversion within the existing Mineral Resource block model, and 35 were step-out intercepts identifying new mineralization outside of existing Mineral Resources.

The drilling program aimed to both upgrade and expand the existing Mineral Reserves and Resources at Çakmaktepe Extension (see Figure 2 and 3) (Table 1), with highlight drill intercepts including:
•AR461: 8.23 g/t Au over 28.3 meters from 138.0 meters,
oincluding: 21.09 g/t Au over 4.0 meters from 154.0 meters,
oincluding: 24.95 g/t Au over 3.0 meters from 162.0 meters.

•AR514: 2.46 g/t Au over 53.0 meters from 160.0 meters.

•AR536: 2.38 g/t Au over 55.8 meters from 110.6 meters.

•AR544: 5.24 g/t Au over 27.1 meters from 130.3 meters.

•AR558: 5.20 g/t Au over 27.6 meters from 149.1 meters,
oincluding: 13.66 g/t Au over 4.2 meters from 160.4 meters.
Rod Antal, President and CEO of SSR Mining said, “Çöpler has evolved significantly over its more than 10-year operating life, and the Çakmaktepe Extension project represents the next phase of growth for the asset. As highlighted in the 2021 TRS, the Çakmaktepe Extension will add 1.2 million ounces over 15+ years of production for an expected $69M in development capital, representing one of the highest return growth projects in the entire sector. These drill holes provide both improved confidence for the Çakmaktepe Extension mine plan and set the stage for additional growth at the project. We will incorporate these results into an updated Mineral Reserve and Resource statement for the deposit in an updated Technical Report Summary for Çöpler expected in 2023.
In addition to the positive drill results, we have continued to de-risk the Çakmaktepe Extension project startup during the third quarter of 2022 with the receipt of the Environmental Impact Assessment (“EIA”) for the first phase of the project. Clearly, Çöpler’s best days lie ahead, with value accretive growth opportunities like our C2 project on the horizon and a wealth of exploration targets to advance across the district in the years to come.”

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The Çakmaktepe Extension was discovered in 2017 and is located 1.5km north of the Çakmaktepe mine and 6km from the Çöpler operations, enabling both oxide and sulfide ore to be processed with existing Çöpler Mine processing infrastructure (see Figure 1). The 2022 drilling plan aims to deliver additional Mineral Reserve and Resource growth at Çakmaktepe Extension beyond the mine plan incorporated into the 2021 TRS. The deposit remains open to the southwest and at depth, and the site team has also advanced additional metallurgical testing at the project with the focus on improving oxide recoveries.

N
Çakmaktepe
Extension
(Ardich)
Reserve Pit
6 km
Planned
Road
Haul Road
Çakmaktepe
Mine
Çöpler
Process
Facilities
Çöpler
Heap
Leach
Pad
Tailings
Storage
Facility
Çöpler
Mine
Bayramdere
Saddle
0 km
2 km

Figure 1: Location map of the Çakmaktepe Extension Project.
Overview of Mineralization Style
The Çakmaktepe Extension deposit is a listwanite-dolomite hosted gold replacement mineralization occurring along thrust fault zones between listwanite, ophiolite, dolomite, cataclastite, hornfels, and limestone. Mineralization and alteration extend in a NW-SE direction, parallel to major high angle fault structures controlling both mineralization and block rotations. Gold grades increase at dolomite-listwanite contacts and within silica-rich (jasperoid) listwanites. The mineralization is predominantly oxide (67% of existing Mineral Reserves) with sulfide mineralization confined to pyrite-rich jasperoid zones. Based on available drill data, the main mineralized zone appears tabular and almost flat lying.
As exploration advances and the geological understanding of the Çakmaktepe and Çakmaktepe Extension deposits increases, it appears that there is probable structural connectivity between the areas, potentially creating an expanded “Greater Çakmaktepe” development pathway.

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Figure 2: Drill hole locations and surface outline of Reserve Pit Boundary.
Figure 3: Section showcasing highlighted drill holes against the Reserve pit shell.

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Drilling
SSR Mining has drilled 578 diamond core holes at the Çakmaktepe Extension between August 2017 and June 2022, totaling 121,536 meters. The majority of these drill holes were drilled within SSR Mining’s 80% owned and managed licenses and approximately 88% of the existing Çakmaktepe Extension Mineral Reserves are located on ground held 80% by SSR Mining, with the remainder located on ground 50% held by SSR Mining.1
The 151 holes announced in this news release total 34,496m of drilling that was completed between May 2021 and June 2022 (hole IDs AR428-AR578). These holes targeted Mineral Reserve conversion and potential Mineral Reserve and Resource growth at the Çakmaktepe Extension. The Çakmaktepe Extension mineralization dips gently towards the southeast and is interpreted to become deeper due to faulting and topography.

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Drilling Highlights
Table 1: Significant gold intercepts at the Çakmaktepe Extension project.

Hole ID	From (m)	To (m)	Interval (m)	Gold (Au g/t)	Oxidation State	EOH Depth (m)	Comments
AR446	171.00	191.90	20.90	4.80	Mixed	280.90	44/56 Oxide - Sulfide
including	188.50	190.50	2.00	12.20	Sulfide
	237.30	240.30	3.00	0.78	Oxide
AR452	184.00	191.00	7.00	1.70	Oxide	254.90
	193.80	198.00	4.20	3.26	Oxide
	206.00	226.00	20.00	4.38	Mixed		75/25 Oxide-Sulfide, includes 1.3 meters isolated core loss
including	214.00	216.00	2.00	12.40	Sulfide
AR461	138.00	166.30	28.30	8.23	Mixed	201.80	51/49 Oxide - Sulfide
including	150.00	151.00	1.00	12.15	Sulfide
including	154.00	158.00	4.00	21.09	Sulfide
including	162.00	165.00	3.00	24.95	Mixed		67/33 Oxide - Sulfide
AR464	186.00	207.30	21.30	2.42	Oxide	320.00
	210.50	213.50	3.00	25.88	Sulfide
including	210.50	212.50	2.00	37.25	Sulfide
	240.70	252.70	12.00	0.36	Sulfide
AR482	151.50	188.40	36.90	2.72	Oxide	212.30
AR514	160.00	213.00	53.00	2.46	Mixed	272.00	70/30 Oxide - Sulfide
including	191.00	191.80	0.80	11.55	Sulfide
AR536	110.60	166.40	55.80	2.38	Mixed	187.60	56/44 Oxide - Sulfide
including	144.30	145.30	1.00	10.30	Sulfide
	184.60	185.60	1.00	5.45	Sulfide
AR544	130.30	157.40	27.10	5.24	Mixed	192.50	56/44 Oxide - Sulfide
including	138.30	139.10	0.80	12.30	Sulfide
including	147.00	148.00	1.00	23.00	Oxide
AR558	149.10	176.70	27.60	5.20	Mixed	204.00	63/37 Oxide - Sulfide, includes 0.7 meters isolated core loss
including	160.40	164.60	4.20	13.66	Mixed		48/52 Oxide - Sulfide
AR570	145.00	150.40	5.40	5.73	Mixed	269.20	46/54 Oxide - Sulfide
including	145.00	145.80	0.80	11.40	Oxide
	157.40	166.00	8.60	4.00	Sulfide
including	164.00	165.00	1.00	14.10	Sulfide
	175.00	204.60	29.60	1.60	Mixed		59/41 Oxide - Sulfide
	208.70	224.80	16.10	1.93	Mixed		52/48 Oxide - Sulfide
Significant gold intervals reported at a nominal 0.3 g/t gold cut-off and with a maximum 2.5m contiguous dilution are given in Table 1. All thicknesses are down hole length and true widths are not known at this stage. The complete drill assay results and further technical information relating to this news release can be found below.
Technical Procedural Information
Sampling, Assaying and QA/QC
The Çakmaktepe Extension drilling program started in 2017. Diamond drill core is sampled as half core at 1m intervals or geological contacts. Sampling interval varies between 0.5 meters and 3.3 meters with an average of 1.37 meters length. The samples were submitted to ALS Global laboratories in Izmir, Türkiye for sample preparation and analysis which is an ISO/IEC 7025:2005 certified and accredited laboratory. Bureau Veritas (Acme) laboratory,

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in Ankara, Türkiye was used for umpire check sample analysis. Gold was analyzed by fire assay with an AAS finish, and the multi-element analyses were determined by four acid digestion and ICP-AES and MS finish. For gold assays greater than or equal to 10 g/t, the fire assay process was repeated with a gravimetric finish for coarse gold. The drill and geochemical samples were collected in accordance with accepted industry standards. SSR Mining conducts routine QA/QC analysis on all assay results, including the systematic utilization of certified reference materials, blanks, field duplicates, and umpire laboratory check assays. External review of data and processes relating to Çakmaktepe Extension was completed by independent consultant Dr. Erdem Yetkin, P.Geo. in September 2022. There were no adverse material results detected and the QA/QC indicates the information collected is acceptable, and the database can be used for further studies.
Metallurgical Test Work
Metallurgical test work and recovery assumptions are reported in the 2021 TRS and include heap leach for oxide ores and flotation and pressure oxidation of sulfide ore.
Qualified Person
The exploration results disclosed in this news release were prepared under the supervision and approved by Dr. Cengiz Y. Demirci, AIPG Registered Member and a CPG (Certified Professional Geologist), and VP Exploration at SSR Mining. Dr. Demirci has sufficient experience that is relevant to the style of mineralization and type of deposit under consideration and is a qualified person for purposes of Subpart 1300 of Regulation S-K (“S-K 1300”) and National Instrument 43-101 (“NI 43-101”).
External review of data and processes relating to the Çakmaktepe Extension was completed in September 2022 by independent consultant Dr. Erdem Yetkin, P.Geo. a qualified person for purposes of S-K 1300 and NI 43-101. There were no adverse material results detected and Dr. Yetkin is of the opinion that the QA/QC indicates the information collected is acceptable, and the database can be used for announcing the exploration results.
You are encouraged to also review the 2021 Çöpler TRS, which is available on SSR Mining’s Current Report on Form 8-K filed with the Securities and Exchange Commission’s EDGAR system (sec.gov) on September 29, 2022.

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End Notes
1.The Çöpler gold mine is owned and operated by Anagold Madencilik Sanayi ve Ticaret Anonim Şirketi (Anagold). SSR Mining controls 80% of the shares of Anagold, Lidya Madencilik Sanayi ve Ticaret A.Ş. (“Lidya”), controls 18.5%, and a bank wholly owned by Çalık Holdings A.Ş., holds the remaining 1.5%. Exploration tenures surrounding the project area and mining at Çakmaktepe are subject to joint venture agreements between SSR Mining and Lidya that have varying interest proportions. SSR Mining controls 50% of the shares of Kartaltepe Madencilik Sanayi ve Ticaret Anonim Şirketi and 50% of Tunçpinar Madencilik Sanayi ve Ticaret Anonim Şirketi. The other 50% is controlled by Lidya.

About SSR Mining
SSR Mining Inc. is a leading, free cash flow focused gold company with four producing assets located in the USA, Türkiye, Canada, and Argentina, combined with a global pipeline of high-quality development and exploration assets. In 2021, the four operating assets produced approximately 794,000 gold-equivalent ounces. SSR Mining is listed under the ticker symbol SSRM on the NASDAQ and the TSX, and SSR on the ASX.

SSR Mining Contacts:
F. Edward Farid, Executive Vice President, Chief Corporate Development Officer
Alex Hunchak, Director, Corporate Development and Investor Relations

SSR Mining Inc.
E-Mail: invest@ssrmining.com
Phone: +1 (888) 338-0046

To receive SSR Mining’s news releases by e-mail, please register using the SSR Mining website at www.ssrmining.com.

SSR Mining Inc.	PAGE 7

Cautionary Note Regarding Forward-Looking Information

Except for statements of historical fact relating to us, certain statements contained in this news release constitute forward-looking information, future oriented financial information, or financial outlooks (collectively “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information may be contained in this document and our other public filings. Forward-looking information relates to statements concerning our outlook and anticipated events or results and, in some cases, can be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “projects”, “predict”, “potential”, “continue” or other similar expressions concerning matters that are not historical facts.

Forward-looking information and statements in this news release are based on certain key expectations and assumptions made by us. Although we believe that the expectations and assumptions on which such forward-looking information and statements are based are reasonable, undue reliance should not be placed on the forward-looking information and statements because we can give no assurance that they will prove to be correct. Forward-looking information and statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this news release. The key risks and uncertainties include, but are not limited to: local and global political and economic conditions; governmental and regulatory requirements and actions by governmental authorities, including changes in government policy, government ownership requirements, changes in environmental, tax and other laws or regulations and the interpretation thereof; developments with respect to the COVID-19 pandemic, including the duration, severity and scope of the pandemic and potential impacts on mining operations; and other risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission on EDGAR and the Canadian securities regulatory authorities on SEDAR.

Forward-looking information and statements in this news release include any statements concerning, among other things: preliminary cost reporting in this document; production, operating, cost, and capital expenditure guidance; our operational and development targets and catalysts and the impact of any suspension on operations; forecasts and outlook, including related to production guidance; timing and expectations regarding the impact of any interruptions caused on our operations; the results of any gold reconciliations; the ability to discover additional oxide gold ore; matters relating to proposed exploration; communications with local stakeholders; maintaining community and government relations; negotiations of joint ventures; negotiation and completion of transactions; commodity prices; Mineral Resources, Mineral Reserves, conversion of Mineral Resources, realization of Mineral Reserves, and the existence or realization of Mineral Resource estimates; the development approach; the timing and amount of future production; the timing of studies, announcements, and analysis; the timing of construction and development of proposed mines and process facilities; capital and operating expenditures; economic conditions; availability of sufficient financing; exploration plans; receipt of regulatory approvals; and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, environmental, regulatory, and political matters that may influence or be influenced by future events or conditions.

Such forward-looking information and statements are based on a number of material factors and assumptions, including, but not limited in any manner to, those disclosed in any other of our filings on EDGAR and SEDAR, and include: the inherent speculative nature of exploration results; the ability to explore; communications with local stakeholders; maintaining community and governmental relations; status of negotiations of joint ventures; weather conditions at our operations; commodity prices; the ultimate determination of and realization of Mineral Reserves; existence or realization of Mineral Resources; the development approach; availability and receipt of required approvals, titles, licenses and permits; sufficient working capital to develop and operate the mines and implement development plans; access to adequate services and supplies; foreign currency exchange rates; interest rates; access to capital markets and associated cost of funds; availability of a qualified work force; ability to negotiate, finalize, and execute relevant agreements; lack of social opposition to our mines or facilities; lack of legal challenges with respect to our properties; the timing and amount of future production; the ability to meet production, cost, and capital expenditure targets; timing and ability to produce studies and analyses; capital and operating expenditures; economic conditions; availability of sufficient financing; the ultimate ability to mine, process, and sell mineral products on economically favorable terms; and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, geopolitical, regulatory and political factors that may influence future events or conditions. While we consider these factors and assumptions to be reasonable based on information currently available to us, they may prove to be incorrect.

The above list is not exhaustive of the factors that may affect any of the Company’s forward-looking information. You should not place undue reliance on forward-looking information and statements. Forward-looking information and statements are only predictions based on our current expectations and our projections about future events. Actual results may vary from such forward-looking information for a variety of reasons including, but not limited to, risks and uncertainties disclosed in our filings on our website at www.ssrmining.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov and on the ASX at www.asx.com.au and other unforeseen events or circumstances. Other than as required by law, we do not intend, and undertake no obligation to update any forward-looking information to reflect, among other things, new information or future events. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Qualified Persons

The scientific and technical information concerning our mineral projects in this news release have been reviewed and approved by a “qualified person” under S-K 1300. For details on the “qualified persons” approving such information, a description of the key assumptions, parameters and methods used to estimate mineral reserves and mineral resources for SSR Mining Inc.’s material properties included in this news release, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, sociopolitical, marketing or other relevant factors, please review the Technical Report Summaries for each of the Company’s material properties which are available at www.sec.gov.

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Table 2: All drill holes completed at the Çakmaktepe Extension project between May 2021 and June 2022.

Hole ID	From (m)	To (m)	Interval (m)	Gold (Au g/t)	Oxidation Stage	EOH Depth (m)	Comments
AR428	201.00	215.00	14.00	1.42	Oxide	229.40
AR429	119.20	124.20	5.00	0.48	Oxide	196.40
AR430	42.00	52.40	10.40	0.71	Oxide	173.00
AR431	48.00	51.00	3.00	1.00	Oxide	149.70
AR432	194.00	199.40	5.40	5.50	Oxide	334.50	Includes 0.6 meter isolated core loss
including	195.60	196.40	0.80	13.70	Oxide
	213.00	220.40	7.40	1.32	Sulfide
	238.00	242.80	4.80	1.10	Sulfide
AR433	18.10	31.00	12.90	1.67	Oxide	125.50
	37.00	63.10	26.10	1.26	Oxide
AR434	126.50	131.50	5.00	0.33	Oxide	164.80
AR435	151.80	158.80	7.00	0.39	Oxide	250.00
AR436	N.S.I					183.50
AR437	N.S.I					206.00
AR438	N.S.I					224.40
AR439	126.70	143.00	16.30	1.79	Mixed	184.10	37/63 Oxide - Sulfide
	146.00	152.00	6.00	2.14	Oxide
AR440	193.00	196.00	3.00	0.91	Oxide	321.90
AR441	70.00	76.30	6.30	1.34	Oxide	257.50
	95.00	104.00	9.00	0.50	Mixed		33/67 Oxide - Sulfide
	140.00	145.00	5.00	0.80	Oxide
AR442	50.00	56.00	6.00	0.50	Oxide	176.00
	99.00	102.00	3.00	0.42	Oxide
AR443	202.70	211.70	9.00	5.44	Sulfide	211.70
including	209.90	210.90	1.00	13.95	Oxide
AR444	202.20	221.00	18.80	0.84	Mixed	240.30	73/27 Oxide Sulfide
AR445	N.S.I					198.00
AR446	171.00	191.90	20.90	4.80	Mixed	280.90	44/56 Oxide - Sulfide
including	188.50	190.50	2.00	12.20	Sulfide
	237.30	240.30	3.00	0.78	Oxide
AR447	72.30	76.30	4.00	2.11	Oxide	146.10
AR448	61.00	75.00	14.00	0.86	Oxide	254.50
	115.00	120.00	5.00	0.67	Mixed		56/44 Oxide - Sulfide
AR449	N.S.I					111.00	Abandoned hole.
AR450	100.80	111.00	10.20	1.21	Oxide	153.80
AR451	125.00	129.40	4.40	0.92	Oxide	286.00
	192.90	198.00	5.10	1.60	Sulfide
AR452	184.00	191.00	7.00	1.70	Oxide	254.90
	193.80	198.00	4.20	3.26	Oxide
	206.00	226.00	20.00	4.38	Mixed		75/25 Oxide-Sulfide, includes 1.3 meter isolated core loss
including	214.00	216.00	2.00	12.40	Sulfide
AR453	92.90	109.80	16.90	4.98	Oxide	218.40
including	98.90	100.90	2.00	17.80	Sulfide
AR454	124.20	141.20	17.00	3.26	Oxide	198.00
AR455	92.00	96.80	4.80	1.26	Oxide	153.50
AR456	168.50	178.10	9.60	1.40	Mixed	200.80	73/27 Oxide - Sulfide
AR457	175.00	184.00	9.00	2.26	Sulfide	312.00
	187.50	188.80	1.30	3.01	Sulfide
	199.00	217.00	18.00	0.80	Sulfide
	232.00	238.00	6.00	1.08	Sulfide

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AR458	68.80	99.00	30.20	1.23	Mixed	238.30	65/35 Oxide - Sulfide
	131.00	136.00	5.00	0.85	Sulfide
AR459	84.10	99.00	14.90	0.78	Mixed	161.00	65/35 Oxide - Sulfide
AR460	58.20	59.50	1.30	3.43	Oxide	260.00
	114.10	121.60	7.50	1.80	Sulfide
	127.60	133.00	5.40	2.10	Sulfide
AR461	138.00	166.30	28.30	8.23	Mixed	201.80	51/49 Oxide - Sulfide
including	150.00	151.00	1.00	12.15	Sulfide
including	154.00	158.00	4.00	21.09	Sulfide
including	162.00	165.00	3.00	24.95	Mixed		67/33 Oxide - Sulfide
AR462	N.S.I					165.20
AR463	N.S.I					119.30
AR464	186.00	207.30	21.30	2.42	Oxide	320.00
	210.50	213.50	3.00	25.88	Sulfide
including	210.50	212.50	2.00	37.25	Sulfide
	240.70	252.70	12.00	0.36	Sulfide
AR465	149.00	160.70	11.70	0.78	Mixed	272.80	32/68 Oxide - Sulfide
	165.70	168.70	3.00	0.37	Sulfide
	186.20	195.20	9.00	1.93	Oxide
AR466	169.20	176.20	7.00	0.56	Oxide	269.50
	194.20	197.40	3.20	2.34	Oxide
	207.50	221.40	13.90	0.88	Oxide
	224.00	233.00	9.00	0.88	Oxide
AR467	200.50	216.50	16.00	2.54	Mixed	275.40	32/68 Oxide - Sulfide
	220.00	223.00	3.00	0.33	Oxide
AR468	93.10	103.20	10.10	1.71	Oxide	159.80
	106.00	111.60	5.60	0.71	Mixed		68/32 Oxide - Sulfide
AR469	N.S.I					96.50
AR470	261.30	273.30	12.00	0.35	Oxide	293.30
AR471	N.S.I					131.00
AR472	N.S.I					207.50
AR473	252.00	255.00	3.00	0.33	Sulfide	265.00
AR474	64.15	73.50	9.35	1.71	Oxide	182.60
	79.40	87.00	7.60	0.43	Oxide
	99.80	104.80	5.00	0.34	Sulfide
AR475	106.20	124.50	18.30	1.24	Oxide	262.00	Includes 0.6 meter isolated core loss
	129.50	143.40	13.90	0.66	Oxide		Includes 0.3 meter isolated core loss
	197.00	201.00	4.00	0.31	Oxide
AR476	170.70	176.30	5.60	1.60	Mixed	226.50	59/41 Oxide - Sulfide
	204.00	216.80	12.80	4.27	Mixed		41/59 Oxide - Sulfide
AR477	149.80	152.90	3.10	2.71	Oxide	271.20
	170.50	175.00	4.50	0.73	Oxide
	190.00	191.00	1.00	3.69	Sulfide
	263.60	266.60	3.00	0.41	Sulfide
AR478	N.S.I					100.00
AR479	195.50	205.80	10.30	2.18	Sulfide	288.20
	210.80	223.40	12.60	1.09	Mixed		63/37 Oxide - Sulfide
	234.00	240.80	6.80	1.11	Oxide
	259.20	267.80	8.60	0.68	Mixed		71/29 Oxide - Sulfide
AR480	230.50	234.80	4.30	0.89	Oxide	302.00
	238.60	241.70	3.10	0.41	Oxide
	245.50	258.80	13.30	0.66	Oxide

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AR481	84.50	92.80	8.30	1.80	Oxide	247.70
	96.80	114.40	17.60	1.22	Oxide
AR482	151.50	188.40	36.90	2.72	Oxide	212.30
AR483	192.60	195.60	3.00	0.93	Oxide	250.00
AR484	176.30	196.60	20.30	1.75	Mixed	316.60	33/67 Oxide - Sulfide
	200.10	203.60	3.50	0.77	Oxide
	227.60	238.30	10.70	0.68	Sulfide
	259.40	262.40	3.00	0.73	Oxide
AR485	164.30	169.90	5.60	1.00	Oxide	242.40
	172.90	184.60	11.70	1.07	Oxide
	215.60	220.60	5.00	0.35	Oxide
AR486	109.90	116.90	7.00	1.22	Oxide	254.00
AR487	79.80	83.80	4.00	0.47	Oxide	309.30
	88.80	93.80	5.00	0.51	Oxide
	246.90	257.90	11.00	2.71	Sulfide
AR488	147.50	181.10	33.60	2.06	Mixed	195.50	68/32 Oxide - Sulfide
AR489	84.80	136.50	51.70	1.37	Mixed	208.40	68/32 Oxide - Sulfide
	142.50	153.50	11.00	0.82	Oxide
AR490	N.S.I					293.00
AR491	140.10	140.80	0.70	4.43	Oxide	240.00
	155.80	160.40	4.60	0.47	Oxide
AR492	118.10	149.00	30.90	1.62	Mixed	214.20	74/26 Oxide - Sulfide
including	119.10	120.10	1.00	17.15	Oxide
	153.00	158.50	5.50	0.76	Oxide
	174.00	183.50	9.50	3.57	Oxide
AR493	N.S.I					130.00	SRK Piezometer water well
AR494	179.70	206.00	26.30	2.89	Mixed	331.60	73/27 Oxide - Sulfide
including	181.70	183.70	2.00	16.08	Sulfide
	220.60	224.80	4.20	0.49	Mixed		52/48 Oxide - Sulfide
	235.80	239.80	4.00	0.39	Oxide
AR495	121.30	140.00	18.70	0.96	Oxide	268.40
AR496	72.30	75.30	3.00	0.82	Oxide	213.00
	95.20	99.20	4.00	0.85	Oxide
	105.20	111.20	6.00	0.40	Oxide
	195.00	202.00	7.00	0.72	Sulfide
AR497	199.90	218.70	18.80	0.81	Oxide	288.30
	227.00	232.60	5.60	0.73	Oxide
	242.00	249.70	7.70	0.49	Oxide
	268.70	271.70	3.00	0.41	Oxide
AR498	175.90	184.70	8.80	0.66	Oxide	260.60
	187.70	197.90	10.20	0.54	Oxide
AR499	114.00	117.00	3.00	1.11	Oxide	270.00
	127.40	131.50	4.10	0.56	Oxide
	134.80	139.80	5.00	0.74	Oxide
	181.00	190.20	9.20	1.73	Mixed		67/33 Oxide - Sulfide
AR500	199.50	204.40	4.90	3.67	Sulfide	278.00
	224.50	229.40	4.90	0.34	Mixed		41/59 Oxide - Sulfide
AR501	210.70	225.60	14.90	1.81	Oxide	275.50
AR502	212.90	218.50	5.60	0.45	Sulfide	223.50
AR503	107.90	138.20	30.30	1.95	Oxide	230.10
including	111.50	112.50	1.00	13.70	Oxide

SSR Mining Inc.	PAGE 11

AR504	200.00	228.00	28.00	2.80	Sulfide	310.60
including	226.00	227.00	1.00	14.00	Sulfide
	264.60	267.60	3.00	0.39	Oxide
AR505	195.50	205.50	10.00	2.20	Mixed	305.10	70/30 Oxide - Sulfide
	225.70	228.70	3.00	0.84	Sulfide
	256.20	261.10	4.90	0.42	Oxide
	271.90	275.90	4.00	0.44	Mixed		50/50 Oxide - Sulfide
	279.40	283.40	4.00	0.51	Oxide
AR506	39.30	48.40	9.10	0.46	Oxide	302.00
	98.00	103.90	5.90	0.46	Oxide
AR507	N.S.I					331.60
AR508	192.50	213.20	20.70	0.74	Oxide	275.10
	217.80	218.80	1.00	4.62	Sulfide
AR509	174.00	188.40	14.40	3.38	Mixed	230.00	50/50 Oxide - Sulfide
including	182.00	182.70	0.70	11.60	Sulfide
AR510	197.70	209.80	12.10	1.51	Oxide	272.20
	215.80	220.80	5.00	0.44	Mixed		40/60 Oxide - Sulfide
AR511	N.S.I					413.00
AR512	164.40	172.40	8.00	1.90	Oxide	293.00
	175.40	178.40	3.00	0.66	Oxide
	204.80	220.20	15.40	0.76	Mixed		64/36 Oxide - Sulfide
	238.30	248.30	10.00	0.81	Oxide
AR513	N.S.I					113.20	Abandoned hole.
AR514	160.00	213.00	53.00	2.46	Mixed	272.00	70/30 Oxide - Sulfide
including	191.00	191.80	0.80	11.55	Sulfide
AR515	178.00	201.70	23.70	1.76	Mixed	271.10	62/38 Oxide - Sulfide, includes 0.9 meter isolated core loss
AR516	N.S.I					289.10
AR517	71.50	75.50	4.00	0.30	Oxide	250.40
	151.00	163.90	12.90	3.77	Oxide
including	159.00	161.00	2.00	12.30	Oxide
AR518	150.10	178.40	28.30	2.22	Oxide	200.00
AR519	N.S.I					85.00	Abandoned hole.
AR520	N.S.I					258.10
AR521	171.80	181.80	10.00	0.97	Mixed	220.10	53/47 Oxide - Sulfide
AR522	120.50	123.50	3.00	0.70	Oxide	230.50
AR523	108.00	112.00	4.00	0.69	Sulfide	246.30
	127.00	136.60	9.60	1.01	Sulfide
AR524	168.80	182.10	13.30	3.95	Sulfide	209.30
including	175.50	176.50	1.00	11.90	Sulfide
AR525	211.20	230.80	19.60	1.27	Mixed	250.80	59/41 Oxide - Sulfide, includes 1.1 meter isolated core loss
AR526	206.60	224.00	17.40	1.27	Mixed	232.00	39/61 Oxide - Sulfide
AR527	122.00	130.00	8.00	2.39	Oxide	172.60
	139.20	144.10	4.90	1.65	Oxide
AR528	189.00	200.30	11.30	0.75	Oxide	226.90
AR529	152.00	170.00	18.00	0.87	Oxide	210.00
AR530	N.S.I					152.20	Abandoned hole.
AR531	146.30	152.30	6.00	0.52	Oxide	266.00
AR532	94.50	106.20	11.70	1.65	Oxide	182.00
	109.00	114.00	5.00	0.35	Sulfide
	131.50	135.00	3.50	0.60	Mixed		51/49 Oxide - Sulfide
	142.00	153.00	11.00	0.38	Oxide

SSR Mining Inc.	PAGE 12

AR533	16.50	47.00	30.50	1.52	Oxide	178.00
AR534	92.50	150.30	57.80	1.68	Sulfide	166.20
AR535	129.70	158.40	28.70	1.91	Mixed	215.00	73/27 Oxide - Sulfide
	162.60	165.70	3.10	0.90	Oxide
	174.40	178.50	4.10	0.62	Oxide
AR536	110.60	166.40	55.80	2.38	Mixed	187.60	56/44 Oxide - Sulfide
including	144.30	145.30	1.00	10.30	Sulfide
	184.60	185.60	1.00	5.45	Sulfide
AR537	127.50	173.20	45.70	1.42	Oxide	230.00
	179.10	186.30	7.20	2.93	Sulfide
AR538	89.00	112.70	23.70	3.63	Oxide	166.00	98.00 - 101.40 Sulfide
including	90.10	91.00	0.90	11.50	Oxide
AR539	169.50	196.10	26.60	1.61	Sulfide	211.20
	202.10	206.10	4.00	1.39	Sulfide
AR540	130.60	164.80	34.20	2.78	Oxide	171.10
AR541	101.90	117.60	15.70	3.29	Mixed	174.40	54/46 Oxide - Sulfide
	134.70	136.00	1.30	6.15	Oxide
AR542	100.20	119.00	18.80	3.13	Oxide	149.00
including	108.00	109.00	1.00	10.35	Oxide
AR543	182.80	187.20	4.40	0.64	Oxide	223.00	Includes 0.3 meter isolated core loss
AR544	130.30	157.40	27.10	5.24	Mixed	192.50	56/44 Oxide - Sulfide
including	138.30	139.10	0.80	12.30	Sulfide
including	147.00	148.00	1.00	23.00	Oxide
AR545	190.40	200.00	9.60	1.53	Sulfide	275.00
	207.00	219.00	12.00	0.66	Oxide
	222.00	226.00	4.00	1.97	Mixed		57/43 Oxide - Sulfide
	228.70	232.80	4.10	0.41	Mixed		59/41 Oxide - Sulfide
AR546	87.80	91.40	3.60	1.50	Sulfide	139.00
AR547	232.10	241.00	8.90	1.25	Sulfide	347.00
	256.00	273.20	17.20	1.05	Oxide
AR548	185.70	203.70	18.00	1.16	Mixed	234.90	31/69 Oxide - Sulfide
	208.70	223.00	14.30	0.41	Oxide
AR549	247.20	253.10	5.90	0.65	Oxide	321.50
	273.00	285.00	12.00	0.71	Sulfide
AR550	95.00	104.70	9.70	0.82	Oxide	261.70
	142.00	151.00	9.00	0.46	Oxide
AR551	124.50	146.00	21.50	2.51	Oxide	248.00	Includes 0.5 meter isolated core loss
	177.00	186.90	9.90	1.25	Oxide
AR552	N.S.I					391.50
AR553	N.S.I					311.10
AR554	170.80	200.50	29.70	1.60	Oxide	231.40	Includes 1.4 meter isolated core loss
AR555	92.30	99.30	7.00	1.20	Oxide	137.90
	119.80	130.80	11.00	1.51	Sulfide
AR556	196.10	219.00	22.90	1.26	Oxide	237.30
AR557	N.S.I					347.00
AR558	149.10	176.70	27.60	5.20	Mixed	204.00	63/37 Oxide - Sulfide, includes 0.7 meter isolated core loss
including	160.40	164.60	4.20	13.66	Mixed		48/52 Oxide - Sulfide
AR559	246.20	250.60	4.40	0.63	Mixed	332.30	48/52 Oxide - Sulfide
	262.50	265.50	3.00	0.61	Sulfide
	280.00	284.00	4.00	0.62	Sulfide

SSR Mining Inc.	PAGE 13

AR560	16.50	46.80	30.30	2.19	Mixed	98.60	49/51 Oxide - Sulfide
	49.80	57.10	7.30	1.38	Mixed		42/58 Oxide - Sulfide
	86.80	95.50	8.70	0.70	Oxide
AR561	202.00	210.30	8.30	2.35	Mixed	259.00	54/46 Oxide - Sulfide, includes 0.5 meter isolated core loss
AR562	164.20	205.30	41.10	1.92	Mixed	256.50	70/30 Oxide - Sulfide
AR563	24.00	34.20	10.20	1.60	Oxide	130.00
	37.20	65.60	28.40	1.10	Oxide
AR564	251.70	256.80	5.10	1.08	Mixed	304.00	51/49 Oxide - Sulfide
AR565	231.00	234.00	3.00	0.96	Oxide	330.60
AR566	2.70	41.00	38.30	1.65	Mixed	107.50	75/25 Oxide - Sulfide
	43.90	52.00	8.10	0.93	Oxide
AR567	162.40	167.00	4.60	0.33	Oxide	230.00
AR568	160.20	167.00	6.80	0.49	Oxide	258.40
	217.80	220.80	3.00	2.51	Oxide
	226.10	229.10	3.00	0.67	Oxide
AR569	81.40	111.80	30.40	2.63	Oxide	143.50	Includes 0.8 meter isolated core loss
including	105.20	106.20	1.00	10.30	Sulfide
AR570	145.00	150.40	5.40	5.73	Mixed	269.20	46/54 Oxide - Sulfide
including	145.00	145.80	0.80	11.40	Oxide
	157.40	166.00	8.60	4.00	Sulfide
including	164.00	165.00	1.00	14.10	Sulfide
	175.00	204.60	29.60	1.60	Mixed		59/41 Oxide - Sulfide
	208.70	224.80	16.10	1.93	Mixed		52/48 Oxide - Sulfide
AR571	94.00	116.80	22.80	1.34	Oxide	125.50
AR572	197.30	202.30	5.00	0.39	Oxide	300.00
	206.60	215.60	9.00	0.64	Oxide		Includes 0.5 meter isolated core loss
	270.00	276.00	6.00	0.35	Oxide
AR573	189.70	201.10	11.40	3.22	Mixed	277.70	38/62 Oxide - Sulfide
	211.40	215.00	3.60	1.98	Sulfide
	221.70	225.70	4.00	0.58	Sulfide
	232.80	240.50	7.70	0.85	Mixed		48/52 Oxide - Sulfide
AR574	N.S.I					185.80
AR575	N.S.I					184.60
AR576	151.00	165.00	14.00	0.55	Oxide	179.10	Includes 0.3 meter isolated core loss
AR577	161.60	166.80	5.20	1.64	Oxide	169.80
AR578	N.S.I					114.50
Significant gold intervals reported at a nominal 0.3 g/t gold cut-off and with a maximum 2.5m contiguous dilution are given in Table 1. All thicknesses are down hole length and true widths are not known at this stage.

SSR Mining Inc.	PAGE 14

Supporting Drilling Information to SSR Mining Announcement

This document provides supporting drill collar locations and composite assay results for the Çakmaktepe Extension drilling program referenced in the announcement “SSR Mining Announces Positive Exploration Results for the Çakmaktepe Extension Project (Ardich), including 28.3 meters at 8.23 g/t Au”, October 5, 2022.

Drill collar locations are surveyed in UTM Zone 37N, ED50 grid using differential GPS in units of meters. All drilling was diamond core drilling with HQ and PQ core sizes. HQ is 63.5mm and PQ is 85 mm in diameter.

Table 3: Drill Collar Coordinates

Hole ID	Easting	Northing	Elevation	Azimuth	Dip	End of Hole (m)
AR428	463406.97	4366890.30	1228.47	220	-80	229.40
AR429	463626.30	4366351.00	1289.18	250	-70	196.40
AR430	463203.05	4366569.49	1347.97	220	-60	173.00
AR431	462809.30	4367110.00	1310.39	220	-70	149.70
AR432	463694.60	4367227.00	1208.49	0	-90	334.50
AR433	463122.90	4367255.00	1216.10	260	-80	125.50
AR434	463203.60	4366569.00	1348.78	0	-90	164.80
AR435	463310.20	4366901.00	1250.25	220	-65	250.00
AR436	463448.20	4366337.00	1338.24	220	-80	183.50
AR437	463562.97	4366361.42	1293.26	220	-80	206.00
AR438	463203.62	4366569.18	1347.87	40	-70	224.40
AR439	463706.62	4366475.35	1293.01	220	-70	184.10
AR440	463645.36	4367257.19	1200.95	60	-70	321.90
AR441	464224.06	4366590.32	1355.88	340	-75	257.50
AR442	463125.30	4366698.97	1337.58	220	-60	176.00
AR443	463513.81	4366801.55	1214.09	220	-60	211.70
AR444	463438.27	4366862.91	1221.73	230	-80	240.30
AR445	463446.59	4366407.43	1313.96	0	-90	198.00
AR446	463718.80	4366612.80	1273.34	310	-80	280.90
AR447	463353.16	4367401.06	1139.47	100	-60	146.10
AR448	464224.02	4366588.74	1355.93	85	-75	254.50
AR449	463750.86	4366659.63	1251.62	165	-80	111.00
AR450	463365.60	4366514.00	1307.50	0	-90	153.80
AR451	463644.90	4367257.00	1201.07	0	-90	286.00
AR452	463677.87	4366570.96	1271.93	320	-80	254.90
AR453	463471.28	4367443.96	1107.31	215	-65	218.40
AR454	463387.54	4366949.65	1226.61	110	-85	198.00
AR455	463397.19	4366579.15	1278.35	0	-90	153.50
AR456	463719.41	4366876.41	1222.67	75	-70	200.80
AR457	463644.92	4367257.72	1201.54	240	-80	312.00
AR458	464096.64	4366539.01	1354.38	130	-85	238.30
AR459	463257.50	4366689.00	1293.08	0	-90	161.00
AR460	463468.10	4367446.00	1107.48	260	-70	260.00
AR461	463637.00	4366678.00	1238.55	100	-70	201.80
AR462	463170.90	4366786.00	1299.73	0	-90	165.20
AR463	463663.50	4366496.00	1271.22	40	-80	119.30
AR464	463697.70	4367224.00	1207.58	240	-70	320.00
AR465	463464.40	4367479.00	1108.93	0	-90	272.80
AR466	463916.80	4366525.00	1354.33	170	-80	269.50
AR467	463367.40	4366855.00	1242.21	150	-85	275.40
AR468	463334.30	4366687.00	1270.36	220	-70	159.80
AR469	463664.20	4366495.00	1270.93	40	-80	96.50
AR470	463786.50	4367198.00	1210.99	280	-80	293.30

SSR Mining Inc.	PAGE 15

AR471	463999.30	4366911.00	1240.24	25	-75	131.00
AR472	463405.20	4366660.00	1259.31	220	-70	207.50
AR473	463511.90	4367504.00	1131.69	270	-85	265.00
AR474	464066.90	4366658.00	1307.14	150	-75	182.60
AR475	463999.00	4366481.00	1362.56	0	-90	262.00
AR476	463646.40	4366620.00	1250.82	220	-70	226.50
AR477	463787.00	4367198.00	1212.78	0	-90	271.20
AR478	463575.00	4367457.00	1153.95	15	-80	100.00
AR479	463576.00	4367454.00	1154.11	240	-70	288.20
AR480	463971.90	4366457.00	1376.60	270	-75	302.00
AR481	463630.80	4366431.00	1266.54	0	-80	247.70
AR482	463444.90	4366798.00	1225.07	0	-75	212.30
AR483	463633.92	4366564.01	1255.45	0	-90	250.00
AR484	463532.00	4367452.17	1134.93	250	-80	316.60
AR485	464207.90	4366747.46	1305.24	50	-75	242.40
AR486	463622.90	4366517.00	1252.46	270	-70	254.00
AR487	463543.36	4367395.39	1146.03	70	-80	309.30
AR488	463444.99	4366797.94	1224.85	0	-90	195.50
AR489	463691.45	4366430.99	1296.49	80	-80	208.40
AR490	463453.94	4367535.60	1104.37	270	-85	293.00
AR491	464206.31	4366746.34	1305.52	0	-90	240.00
AR492	463623.09	4366516.75	1252.78	0	-90	214.20
AR493	463362.63	4366930.88	1234.71	0	-90	130.00
AR494	463633.44	4367321.20	1189.82	220	-80	331.60
AR495	463674.92	4366293.49	1313.76	300	-85	268.40
AR496	464381.46	4366585.90	1387.01	325	-75	213.00
AR497	463967.10	4366379.94	1416.48	0	-90	288.30
AR498	463319.29	4366953.76	1236.76	0	-90	260.60
AR499	464270.03	4366504.13	1414.42	290	-70	270.00
AR500	463632.38	4367323.29	1189.77	140	-80	278.00
AR501	463916.04	4366406.52	1397.62	180	-80	275.50
AR502	463807.60	4366453.00	1341.48	30	-75	223.50
AR503	463494.70	4366536.00	1266.12	0	-90	230.10
AR504	463599.06	4367386.15	1166.95	150	-80	310.60
AR505	463721.11	4367194.86	1209.65	0	-90	305.10
AR506	462981.76	4366851.67	1329.50	220	-70	302.00
AR507	463693.43	4367392.53	1168.57	0	-90	331.60
AR508	463695.94	4367226.34	1207.55	180	-80	275.10
AR509	463456.19	4366739.72	1234.36	220	-75	230.00
AR510	463646.26	4367260.31	1200.87	150	-80	272.20
AR511	463541.67	4367549.90	1140.02	0	-90	413.00
AR512	463808.25	4366452.40	1341.47	30	-75	293.00
AR513	463611.00	4366625.91	1238.29	0	-90	113.20
AR514	463513.90	4366801.00	1213.94	70	-60	272.00
AR515	463637.90	4366676.67	1240.33	255	-85	271.10
AR516	463326.10	4367532.00	1111.68	70	-75	289.10
AR517	463955.50	4366561.00	1334.01	175	-70	250.40
AR518	463512.90	4366801.00	1214.52	0	-90	200.00
AR519	463610.74	4366627.26	1238.07	0	-90	85.00
AR520	463292.37	4366801.79	1267.84	0	-90	258.10
AR521	463565.04	4366632.93	1229.64	0	-90	220.10
AR522	463380.58	4366789.44	1243.04	220	-60	230.50
AR523	463330.83	4367529.71	1111.64	190	-75	246.30
AR524	463574.34	4366689.71	1218.68	310	-80	209.30

SSR Mining Inc.	PAGE 16

AR525	463379.92	4366792.76	1242.88	130	-80	250.80
AR526	463439.58	4366860.74	1221.77	230	-70	232.00
AR527	463747.05	4366662.50	1251.67	120	-70	172.60
AR528	463457.05	4366736.25	1234.37	130	-85	226.90
AR529	463461.16	4366674.39	1245.71	220	-85	210.00
AR530	463610.64	4366623.67	1236.68	220	-70	152.20
AR531	463532.91	4366679.31	1230.09	220	-60	266.00
AR532	463016.51	4367076.87	1257.68	100	-80	182.00
AR533	463058.53	4367180.64	1235.00	180	-75	178.00
AR534	463201.32	4367121.17	1222.92	180	-70	166.20
AR535	463280.05	4367015.82	1223.11	60	-80	215.00
AR536	463477.17	4366900.98	1208.45	190	-80	187.60
AR537	463279.72	4367015.51	1224.76	0	-90	230.00
AR538	463425.49	4366995.89	1209.03	320	-70	166.00
AR539	463211.19	4367051.72	1228.43	170	-70	211.20
AR540	463494.73	4366937.87	1199.80	80	-75	171.10
AR541	463173.31	4367080.70	1231.37	170	-80	174.40
AR542	463466.47	4366967.77	1203.15	270	-70	149.00
AR543	463101.94	4367008.63	1256.26	70	-80	223.00
AR544	463466.51	4366967.55	1203.14	200	-70	192.50
AR545	463599.73	4367384.47	1167.10	160	-70	275.00
AR546	463200.72	4366879.28	1268.55	0	-90	139.00
AR547	463633.92	4367326.89	1189.51	30	-80	347.00
AR548	463365.39	4366926.56	1234.88	245	-80	234.90
AR549	463599.65	4367384.92	1167.10	0	-90	321.50
AR550	463181.36	4366945.17	1253.00	0	-90	261.70
AR551	463386.79	4366953.26	1227.06	220	-80	248.00
AR552	463637.43	4367433.91	1162.55	0	-90	391.50
AR553	463598.63	4367385.80	1166.81	70	-80	311.10
AR554	463331.29	4366952.67	1236.52	250	-75	231.40
AR555	463245.81	4367158.41	1215.91	0	-90	137.90
AR556	463406.18	4366889.57	1228.72	260	-80	237.30
AR557	463767.05	4367318.34	1186.95	0	-90	347.00
AR558	463515.92	4366801.68	1214.02	300	-80	204.00
AR559	463552.32	4367485.48	1144.85	255	-75	332.30
AR560	463440.74	4367084.39	1185.98	0	-90	98.60
AR561	463457.84	4366734.98	1233.88	320	-80	259.00
AR562	463514.60	4366746.42	1222.47	45	-75	256.50
AR563	463364.42	4367107.39	1195.39	120	-80	130.00
AR564	463592.79	4367429.80	1160.64	260	-80	304.00
AR565	463834.03	4367236.63	1202.73	0	-90	330.60
AR566	463426.46	4367118.89	1182.99	330	-80	107.50
AR567	463942.64	4366963.15	1229.19	300	-80	230.00
AR568	463888.43	4367030.40	1213.80	280	-75	258.40
AR569	463478.76	4367057.23	1186.27	60	-60	143.50
AR570	463545.41	4367395.11	1146.72	0	-90	269.20
AR571	463193.14	4367182.33	1217.94	0	-90	125.50
AR572	463758.99	4367243.70	1204.85	0	-90	300.00
AR573	463672.52	4367242.06	1205.12	240	-80	277.70
AR574	463345.84	4367577.95	1097.15	255	-80	185.80
AR575	463899.11	4366966.44	1223.68	20	-70	184.60
AR576	463931.27	4367014.17	1219.88	0	-70	179.10
AR577	463812.25	4366895.75	1227.52	50	-90	169.80
AR578	463997.63	4366807.88	1260.67	350	-85	114.50

SSR Mining Inc.	PAGE 17

SSR Mining Inc.	PAGE 18